Summary Prospectus Supplement

February 9, 2022

Morgan Stanley Institutional Fund, Inc.

Supplement dated February 9, 2022 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2021

Global Real Estate Portfolio (Class IR) (the "Fund")

Sven van Kemenade and Michiel te Paske will no longer serve as portfolio managers of the Fund. Accordingly, at such time, all references to Mr. van Kemenade and Mr. te Paske will be removed from the Fund's Summary Prospectus.

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser(s)	Date Began Managing Fund
Laurel Durkay	Managing Director of the Adviser	December 2020
Angeline Ho	Managing Director of MSIM Company	August 2006
Desmond Foong	Managing Director of MSIM Company	April 2015
Simon Robson Brown	Managing Director of MSIM Limited	February 2022

Please retain this supplement for future reference.

  IFIGREIRCLSUMPRO 2/22